UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2013

BALLY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31558	88-0104066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada	89119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On October 25, 2013, Mr. Kevin Verner resigned from the Board of Directors of Bally Technologies, Inc.  Mr. Verner will serve as a consultant and oversee the integration of SHFL entertainment, Inc. following the closing of the pending acquisition.  Mr. Verner will report directly to the Company’s Chief Executive Officer.  The Company would like to thank Mr. Verner for his service as a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/ Mark Lerner
Mark Lerner
Senior Vice President, General Counsel and Secretary

Dated: October 28, 2013